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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 2, 2001
Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Abbott Park Road
Abbott Park, Illinois 60064-6400
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (847) 937-6100

    Abbott Laboratories ("Abbott") hereby files Amendment No. 1 to its Current Report on Form 8-K dated March 2, 2001, solely to file Exhibits 99.1 and 99.2.

Item 7. Financial Statements and Exhibits.

    (a) The required financial statements in connection with Abbott's acquisition of BASF's pharmaceutical business are attached as Exhibit 99.1 and incorporated herein by this reference.

    (b) The required pro forma financial information in connection with Abbott's acquisition of BASF's pharmaceutical business is attached as Exhibit 99.2 and incorporated herein by this reference.

    (c) Exhibits.

Exhibit No.		Exhibit
2.1	(1)	Amendment to Purchase Agreement between BASF Aktiengesellschaft and Abbott Laboratories recorded on March 2, 2001, filed as Exhibit 2.1 to the Form 8-K dated March 2, 2001 and incorporated herein by this reference.
2.2	(1)	Purchase Agreement between BASF Aktiengesellschaft and Abbott Laboratories recorded on December 14, 2000, filed as Exhibit 2.1 to the 2000 Abbott Laboratories Annual Report on Form 10-K and incorporated herein by this reference.
2.3		Press Release, dated March 2, 2001, filed as Exhibit 2.3 to the Form 8-K dated March 2, 2001 and incorporated herein by this reference.
23.1		Consent of Deloitte & Touche GmbH
23.2		Consent of Ernst & Young
23.3		Consent of Asahi & Co.
99.1		Consolidated financial statements for BASF Pharmaceutical Business for the years ended December 31, 2000 and 1999.
99.2		Pro forma financial information—Abbott Laboratories and subsidiaries and the BASF Pharmaceutical Business.

(1)
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment separately filed with the Securities and Exchange Commission.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ABBOTT LABORATORIES
By:	/s/ THOMAS C. FREYMAN Thomas C. Freyman Senior Vice President, Finance and Chief Financial Officer

Date: 5/14/01

EXHIBIT INDEX

Exhibit No.		Exhibit
2.1	(1)	Amendment to Purchase Agreement between BASF Aktiengesellschaft and Abbott Laboratories recorded on March 2, 2001, filed as Exhibit 2.1 to the Form 8-K dated March 2, 2001 and incorporated herein by this reference.
2.2	(1)	Purchase Agreement between BASF Aktiengesellschaft and Abbott Laboratories recorded on December 14, 2000, filed as Exhibit 2.1 to the 2000 Abbott Laboratories Annual Report on Form 10-K and incorporated herein by this reference.
2.3		Press Release, dated March 2, 2001, filed as Exhibit 2.3 to the Form 8-K dated March 2, 2001 and incorporated herein by this reference.
23.1		Consent of Deloitte & Touche GmbH
23.2		Consent of Ernst & Young
23.3		Consent of Asahi & Co.
99.1		Consolidated financial statements for BASF Pharmaceutical Business for the years ended December 31, 2000 and 1999.
99.2		Pro forma financial information—Abbott Laboratories and subsidiaries and the BASF Pharmaceutical Business.

(1)
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment separately filed with the Securities and Exchange Commission.

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SIGNATURE
EXHIBIT INDEX